Exhibit 21.1
INVENTRUST PROPERTIES CORP.
List of Subsidiaries

Entity Name	Domestic Jurisdiction
A-S 66 Beltway 8-Blackhawk, L.P.	Texas
IA Arlington Riverview GP, L.L.C.	Delaware
IA Arlington Riverview Limited Partnership	Illinois
IA Arlington Riverview LP, L.L.C.	Delaware
IA Atlanta Buckhead Member, L.L.C.	Delaware
IA Atlanta Buckhead, L.L.C.	Delaware
IA Austin Scofield GP, L.L.C.	Delaware
IA Austin Scofield Limited Partnership	Illinois
IA Austin Scofield LP, L.L.C.	Delaware
IA Cypress Cyfair GP, L.L.C.	Delaware
IA Cypress Cyfair Limited Partnership	Illinois
IA Cypress Cyfair LP, L.L.C.	Delaware
IA Laquinta Pavilion, L.L.C.	Delaware
IA League City Bay Colony GP, L.L.C.	Delaware
IA League City Bay Colony Limited Partnership	Illinois
IA League City Bay Colony LP, L.L.C.	Delaware
IA Matthews Sycamore GP, LLC	Delaware
IA Matthews Sycamore LP, LLC	Delaware
IA Matthews Sycamore, LP	Delaware
IA Newnan Coweta, L.L.C.	Delaware
IA Newnan Thomas, L.L.C.	Delaware
IA Ocoee Plantation Grove, L.L.C.	Delaware
IA Orlando Suncrest Village, L.L.C.	Delaware
IA Port Charlotte Peachland, L.L.C.	Delaware
IA Raleigh Bent Tree GP, LLC	Delaware
IA Raleigh Bent Tree LP, LLC	Delaware
IA Raleigh Bent Tree, LP	Delaware
IA Richardson Custer Creek GP, L.L.C.	Delaware
IA Richardson Custer Creek Limited Partnership	Illinois
IA Richardson Custer Creek LP, L.L.C.	Delaware
IA Round Rock University Oaks GP, L.L.C.	Delaware
IA Round Rock University Oaks Limited Partnership	Illinois
IA Round Rock University Oaks LP, L.L.C.	Delaware
IA San Pedro Garden, L.L.C.	Delaware
IA Sarasota Tamiami, L.L.C.	Delaware
IA St. Petersburg Gateway, L.L.C.	Delaware
IA Tucker Hugh Howell, L.L.C.	Delaware
IA Westlake GP, L.L.C.	Delaware
IA Westlake Limited Partnership	Illinois
IA Westlake LP, L.L.C.	Delaware
IA Wildomar Bear Creek, L.L.C.	Delaware
IA Woodstock Rose Creek, L.L.C.	Delaware
InvenTrust Properties Corp.	Maryland
InvenTrust Property Management, LLC	Delaware

IVT Acquisitions Corp.	Delaware
IVT Antoine Town Center Houston, LLC	Delaware
IVT Bay Landing Bonita Springs, LLC	Delaware
IVT Campus Marketplace San Marcos, LLC	Delaware
IVT Cary Park Town Center GP, LLC	Delaware
IVT Cary Park Town Center LP, LLC	Delaware
IVT Cary Park Town Center, LP	Delaware
IVT Commons at University Place Durham GP, LLC	Delaware
IVT Commons at University Place Durham LP, LLC	Delaware
IVT Commons at University Place Durham, LP	Delaware
IVT Creedmoor Raleigh GP, LLC	Delaware
IVT Creedmoor Raleigh LP, LLC	Delaware
IVT Creedmoor Raleigh, LP	Delaware
IVT Cypress Cyfair, LLC	Delaware
IVT Dallas Prestonwood, LLC	Delaware
IVT Eastfield Village Huntersville, LLC	Delaware
IVT Eldorado Marketplace Frisco, LLC	Delaware
IVT Escarpment Village Austin, LLC	Delaware
IVT Forum Fort Myers, LLC	Delaware
IVT Highland at Flower Mound Prairie Road, LLC	Delaware
IVT Highlands at Flower Mound GP, LLC	Delaware
IVT Highlands at Flower Mound LP, LLC	Delaware
IVT Highlands at Flower Mound, LP	Illinois
IVT Kennesaw Marketplace, LLC	Delaware
IVT Kyle Marketplace, LLC	Delaware
IVT Lakeside Crossing Winter Park, LLC	Delaware
IVT Lakeside Winter Park, LLC	Delaware
IVT Maguire Groves Ocoee, LLC	Delaware
IVT Market at Mill Creek Mt. Pleasant, LLC	Delaware
IVT Moores Mill Atlanta, LLC	Delaware
IVT Nexton Square Summerville, LLC	Delaware
IVT Northcross Center Huntersville GP, LLC	Delaware
IVT Northcross Center Huntersville LP, LLC	Delaware
IVT Northcross Center Huntersville, LP	Delaware
IVT Old Grove Marketplace Oceanside, LLC	Delaware
IVT OP GP, LLC	Delaware
IVT OP Limited Partnership	Delaware
IVT Paraiso Parc Pembroke Pines, LLC	Delaware
IVT Parke Cedar Park, LLC	Delaware
IVT PGA Plaza Palm Beach Gardens, LLC	Delaware
IVT Plant Chandler, LLC	Delaware
IVT Plaza Escondida Tucson, LLC	Delaware
IVT Plaza Midtown Atlanta, LLC	Delaware
IVT Port Charlotte Peachland, LLC	Delaware
IVT Renaissance Center Durham I GP, LLC	Delaware
IVT Renaissance Center Durham I LP, LLC	Delaware
IVT Renaissance Center Durham I, LP	Delaware
IVT Renaissance Center Durham II, LLC	Delaware

IVT Retail TRS, Inc.	Delaware
IVT Rio Pinar Plaza Orlando, LLC	Delaware
IVT River Oaks Valencia, LLC	Delaware
IVT Riverwalk Market Flower Mound, LLC	Delaware
IVT Sandy Plains Centre Marietta, LLC	Delaware
IVT Scottsdale North Marketplace, LLC	Delaware
IVT Shoppes at Davis Lake Charlotte, LLC	Delaware
IVT Shoppes at Fairview, LLC	Delaware
IVT Shops at Arbor Trails Austin, LLC	Delaware
IVT Shops at Galleria Bee Cave, LLC	Delaware
IVT Shops at Town Center Germantown, LLC	Delaware
IVT Sonterra Village San Antonio, LLC	Delaware
IVT Southern Royal Palm Beach, LLC	Delaware
IVT Spring Stables, LLC	Delaware
IVT Stevenson Ranch Plaza, LLC	Delaware
IVT Stone Ridge San Antonio, LLC	Delaware
IVT Stonehenge Village Midlothian, LLC	Delaware
IVT Travilah Square Rockville, LLC	Delaware
IVT Trowbridge Crossing Sandy Springs, LLC	Delaware
IVT Westfork Plaza Pembroke Pines, LLC	Delaware
IVT Westpark Glen Allen, LLC	Delaware
IVT Windward Commons Alpharetta, LLC	Delaware
MB Cypress Cyfair GP, L.L.C.	Delaware
MB Cypress Cyfair Limited Partnership	Illinois
MB Cypress Cyfair LP, L.L.C.	Delaware
MB Houston Blackhawk GP, L.L.C.	Delaware
MB Houston Blackhawk LP, L.L.C.	Delaware
MB Houston Eldridge GP, L.L.C.	Delaware
MB Houston Eldridge Limited Partnership	Illinois
MB Houston Eldridge LP, L.L.C.	Delaware
MB Houston Eldridge Town Center GP, L.L.C.	Delaware
MB Houston Eldridge Town Center Limited Partnership	Illinois
MB Houston Eldridge Town Center LP, L.L.C.	Delaware
MB Houston Windemere GP, L.L.C.	Delaware
MB Houston Windemere Limited Partnership	Illinois
MB Houston Windemere LP, L.L.C.	Delaware
MB League City Bay Colony GP, L.L.C.	Delaware
MB League City Bay Colony Limited Partnership	Illinois
MB League City Bay Colony LP, L.L.C.	Delaware
MB Spring Stables GP, L.L.C.	Delaware
MB Spring Stables Limited Partnership	Illinois
MB Spring Stables LP, L.L.C.	Delaware
SB Retail Insurance Company, LLC	Vermont